EXHIBIT 99.1
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L-1 IDENTITY SOLUTIONS COMPLETES ACQUISITION OF U.S. INTELLIGENCE COMMUNITY
CONSULTING FIRM SPECTAL

STAMFORD, CT. - October 19, 2006 - L-1 Identity Solutions, Inc. (NYSE: ID) today announced the completion of the acquisition of privately-held SpecTal LLC, a top provider of consulting services to the United States Intelligence Community. The intent to acquire SpecTal was first announced on September 11, 2006.

Under the terms of its definitive agreement with SpecTal, L-1 Identity Solutions paid SpecTal shareholders $100 million in cash. SpecTal shareholders have the opportunity to earn up to an additional $10 million in consideration if key performance thresholds are reached. The acquisition of SpecTal was funded by a five-year $150 million revolving credit facility executed today, led by Bear Stearns and Bank of America, and including Credit Suisse, Wachovia, Societe Generale and TD Bank Financial Group. The terms of the credit facility include customary terms with an interest rate of 175 basis points above LIBOR (London Interbank Offered Rate).

Established in 1999, SpecTal provides comprehensive security and intelligence solutions, specializing in government consulting, training, and technology development. The company now has an estimated backlog in excess of $290 million, up from $140 million when the intent to acquire SpecTal was announced last month. SpecTal's revenue is expected to be approximately $60 million with $9.0 million in EBITDA for the year ending December 31, 2006.

"As an L-1 Identity Solutions company, SpecTal will serve an important role in our efforts to continue to provide value to the U.S. intelligence community to aid in its fight against global terrorism and crime," said Robert V. LaPenta, Chairman, President and CEO of L-1 Identity Solutions. "Additionally, SpecTal affords us the opportunity to widen the footprint of L-1 Identity Solutions companies, providing new opportunities for us to develop and sell our identity solutions and services to a wider set of customers."

SpecTal business operations will remain in its current location in Reston, Virginia.

About L-1 Identity Solutions, Inc.

L-1 Identity Solutions, Inc. (NYSE: ID), formed in 2006 from the merger of Viisage Technology, Inc., and Identix Incorporated, offers a comprehensive set of products and solutions for protecting and securing personal identities and assets. Leveraging the industry's most advanced multi-modal biometric platform for finger, face and iris recognition, our solutions provide a circle of trust around all aspects of an identity and the credentials assigned to it -- including proofing, enrollment, issuance and usage. With the trust and confidence in individual identities provided by L-1 Identity Solutions, government entities, law enforcement and border management agencies, and commercial enterprises can better guard the public against global terrorism, crime and identity theft



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fostered by fraudulent identity. L-1 Identity Solutions is headquartered in
Stamford, CT. For more information, visit www.l1id.com.

About SpecTal, LLC

SpecTal, LLC, was established in 1999 to provide government and corporate clients with specialized security and intelligence consulting, going beyond assessments to present results-oriented solutions. Building on intelligence careers marked by achievement in demanding assignments, the SpecTal team offers clients a broad range of experience and expertise. Since its founding, SpecTal has experienced rapid growth while earning a reputation for service, responsiveness, and integrity.

EBITDA

L-1 Identity Solutions uses EBITDA as a non-GAAP financial performance measurement. EBITDA is calculated by adding back to net income (loss) interest, taxes, depreciation and amortization. EBITDA is provided to investors to complement results provided in accordance with GAAP, as management believes the measures help illustrate underlying operating trends in the Company's business and uses the measures to establish internal budgets and goals, manage the business, and evaluate performance. Management also believes that EBITDA provides an additional tool for investors to use in comparing L-1 Identity Solutions' financial results with other companies in the industry, many of which also use EBITDA in their communications to investors. By excluding non-cash charges such as amortization and depreciation as well as non-operating charges for interest and income taxes, L-1 Identity Solutions can evaluate its operations and can compare its results on a more consistent basis to the results of other companies in the industry and to its operations in prior quarters. As noted above, EBITDA excludes the effect of interest, taxes, depreciation and amortization. Because EBITDA eliminates these items, L-1 Identity Solutions considers this financial measure to be an important indicator of the Company's operational strength and performance of its business and a good measure of the Company's historical operating trend. EBITDA should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. Estimated pro forma EBITDA for 2006 has been calculated by adding estimated pro forma depreciation and amortization of $1.5 million, and a pro forma tax provision of $2.0 million to pro forma estimated net income of $5.5 million.

Forward Looking Statements

This news release contains forward-looking statements that involve risks and uncertainties. Forward-looking statements in this document and those made from time to time by L-1 Identity Solutions through its senior management are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the Company's current views with respect to the future events or financial performance discussed in this release, based on management's beliefs and assumptions and information currently available. When used, the words "believe", "anticipate", "estimate", "project", "should", "expect", "plan", "assume" and similar expressions that do not relate solely to historical matters identify forward-looking statements. Forward-looking statements concerning future plans


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or results are necessarily only estimates and actual results could differ materially from expectations. Certain factors that could cause or contribute to such differences include, among other things, the size and timing of contract awards, performance on contracts, performance of acquired companies, availability and cost of key components, unanticipated results from audits of the financial results of the Company and acquired companies, changing interpretations of generally accepted accounting principles, outcomes of government reviews, developments with respect to litigation to which we are a party, potential fluctuations in quarterly results, dependence on large contracts and a limited number of customers, lengthy sales and implementation cycles, market acceptance of new or enhanced products and services, proprietary technology and changing competitive conditions, system performance, management of growth, dependence on key personnel, ability to obtain project financing, general economic and political conditions and other factors affecting spending by customers, and the unpredictable nature of working with government agencies. In addition, such risks and uncertainties include those described in the Securities and Exchange Commission filings of the Identix Incorporated and Viisage Technology, Inc., including Viisage's Registration Statement on Form S-4 filed with the SEC in connection with the transaction, Viisage's Annual Report on Form 10-K for the year ended December 31, 2005 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2006 and June 30, 2006 under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations." L-1 Identity Solutions expressly disclaims any obligation to update any forward-looking statements.

CONTACT:

Doni Fordyce
L-1 Identity Solutions
203-504-1109
dfordyce@l1id.com







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